MILLER/HOWARD INFRASTRUCTURE FUND
SUMMARY PROSPECTUS

February 28, 2018

Class I Shares (INMEX) and Adviser Share Class (Not Available for Purchase)

Before you invest, you may want to review the Miller/Howard Infrastructure Fund’s (the “Fund” or “Infrastructure Fund”) Statutory Prospectus (“Statutory Prospectus”) and Statement of Additional Information, both of which are dated February 28, 2018, and are incorporated by reference into this Summary Prospectus as they both contain more information about the Fund and its risks.

You can find the Fund’s Prospectus and other information about the Fund online at www.mhifunds.com. You can also obtain this information at no cost by calling 1-844-MHFUNDS or by sending an e-mail request to funds@mhinvest.com.

Miller/Howard Infrastructure Fund

Investment Objective

The investment objective of the Fund is to seek current income and long-term capital appreciation.

Fees and Expenses of the Infrastructure Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Infrastructure Fund.

Shareholder Fees
(fees paid directly from your investment)
	Class I	Adviser Share Class
Account Maintenance Fee(1)	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Adviser Share Class
Management Fees	0.75%	0.75%
Distribution and Service (12b‑1) Fees	None	0.25%
Other Expenses(2)	0.79%	0.79%
Total Annual Fund Operating Expenses	1.54%	1.79%
Fee Waiver [and/or Expense Reimbursement] (3)	(0.59)%	(0.59)%
Total Annual Fund Operating Expenses after Fee Waiver [and/or Expense Reimbursement] (3)	0.95%	1.20%

(1)	Shareholders may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)
MHI Funds, LLC (the “Adviser”) has contractually agreed to waive its fees or cap the Infrastructure Fund’s expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the “Expense Limit,” which is: 0.95% and 1.20% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively.

If, in any year in which the Advisory Agreement remains in effect, estimated aggregate Fund Operating Expenses for the fiscal year are less than the lesser of the Expense Limit for that year and the Expense Limit in effect at the time the fees were waived or expenses reimbursed, the Adviser shall be entitled to reimbursement by the Infrastructure Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser.

This agreement will continue in effect until February 28, 2019, and may be terminated or modified prior to February 28, 2019 only with the approval of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed
Share Class	1 year	3 years
Class I	$97	$ 429
Adviser Share Class	$ 122	$ 506

Portfolio Turnover

The Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher current taxes when Infrastructure Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Infrastructure Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies

Under normal market conditions, the Infrastructure Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in exchange listed infrastructure companies including water, gas, and electric utilities, waste, communication and telecom, internet, energy infrastructure, transportation and logistics, and renewable energy. Infrastructure companies are companies that derive at least 50% of their revenues or income directly or indirectly from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, production, transmission, treatment, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources; the distribution, purification and treatment of water and solid waste; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Fund may invest up to 25% of its net assets in these energy-related MLPs and their affiliates.

The Fund’s investments will emphasize the entire supply chain of basic essential service companies, including electricity, gas, water, waste, telecommunication, data, and transportation, but all aspects of infrastructure will be considered including enabling technologies, basic materials, and engineering and construction. The Fund may invest up to 50% of its net assets in non-U.S. companies, which may include investments in emerging markets companies.  The Fund integrates rigorous, fundamental financial analysis with environmental, social and governance ("ESG") analysis.  The Adviser employs a multi-faceted strategy that includes screening, direct engagement with companies, and proxy voting. The Fund will generally seek to invest in securities of issuers that the Adviser considers to be financially strong with reliable earnings, high dividend or distribution yields and rising dividend growth.

The Fund’s investments will generally be in securities of companies that fall into one of the five categories below. Companies that fall into the “Enablers” category will generally not be infrastructure companies for purposes of the 80% test.

Category	Utilities	Global Communications	Energy Infrastructure	Transportation and Logistics	Enablers
Description	Gas, Electric, and Water Utilities	Telecom providers, mobile towers (builders, operators)	Oil and gas pipelines, storage and transportation, renewable energy	Warehouses, distribution terminals, rail, freight operations, trucking
The companies that provide the products, the innovation and the physical work (picks and shovels) across the infrastructure opportunity set. The opportunity set is defined as any company that falls into any of the five categories.

Equity securities held by the Fund may include common stocks, preferred shares, securities or other instruments whose price is linked to the value of common stock, including registered investment companies, exchange traded funds (“ETF”) and exchange traded notes (“ETN”), including ETNs linked to indexes created by the Adviser’s subsidiary, Miller/Howard Strategic Indexes, LLC. The Infrastructure Fund may invest in securities of companies with any market capitalization.  In addition, the Fund may invest up to 25% of its net assets in securities of MLPs.  The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Only investments in registered investment companies, ETFs and ETNs that invest substantially all of their assets in infrastructure companies will be included in the 80% test.

Principal Risks

Risk is inherent in all investing.  The value of your investment in the Infrastructure Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Infrastructure Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Infrastructure Fund.

Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Infrastructure Companies Risk. A fund that invests significantly in infrastructure related securities has exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Currency Risk:  Since a portion of the Fund’s assets may be invested in securities denominated in non‑U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Cybersecurity Risk:  Cybersecurity breaches can result in unauthorized parties gaining access to information about Fund assets, customers, and/or proprietary trading or other business processes or cause the Fund and/or its service providers to suffer data loss or corruption or lose operational functionality.  The Fund and the Adviser have taken steps to minimize these risks.

Emerging Market Risk:  The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Dividend Income Risk:  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock.  Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.  In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, dividend or distribution producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.  This may limit the ability of the Fund to achieve its investment objective.

Equity Securities Risk:  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors affecting securities markets generally, the equity securities of energy companies in particular, or a particular company.

Mid-Cap and Small‑Cap Companies Risk:  The Fund may take positions in the securities of companies with small-to-large-sized market capitalizations.  While the Adviser believes that positions in less-liquid securities may provide significant potential for appreciation, they do involve higher risks and greater loss potential in some respects than do positions in securities of larger companies.  For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies is higher than for larger, “blue-chip” companies.  In addition, due to thin trading in the securities of small-capitalization companies, positions in those companies may be less liquid.

Investment Company and RIC Compliance Risk:  The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs.  When investing in other registered investment companies, the Fund bears its pro rata share of the other registered investment company’s fees and expenses including the duplication of advisory and other fees and expenses.  The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income.  If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates.  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

ETF Risk:  The Fund may invest in ETFs. The market price of an ETF's shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The Fund will bear its pro rata portion of an ETF's expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.

ETN Risk: The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Illiquid/Restricted Securities Risk:  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner.  Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Depositary Receipts Risk:  Depositary receipts may be less liquid than the underlying shares in their primary trading market.  Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.  Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.  Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Energy Industry Risk:  The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies.  General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments.  Natural disasters damaging the sources of energy supplies will also impact energy companies.  Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long‑term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Market Risk:  Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value.  Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.  Overall securities values could decline generally or could underperform other investments.

MLPs Risk and Sector Risk:  An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, certain tax risks are associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments.  The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes.  If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund.  At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.

Newer Fund Risk:  The Fund has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines it is in the best interest of shareholders.  As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

Non‑U.S. Investment Risk:  Because the Fund can invest its assets in non‑U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.

Non‑U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile.  Trading in non‑U.S. markets typically involves higher expense than trading in the United States.  The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.

Shale Sourced Energy Supplies Risk:  Technological breakthroughs in the energy industry over the last ten years have enabled companies to extract commercial quantities of oil and natural gas from organic rich geologic layers of shale.  Shale extraction is distinguished from traditional energy extraction due to a reliance upon advanced and more costly technologies to extract commercial level oil & gas from shale formations.  As such, shale oil and natural gas development faces particularly acute risks to fluctuating supply, demand and commodity price that characterize traditional methods of energy extraction.  Additionally, hydraulic fracturing, a process that involves injecting high volumes of pressurized liquids into shale formations, is a necessary step in the shale development process.  Hydraulic fracturing requires sufficient quantities of available freshwater, and also exposes extractors to the risk that contaminated water is accidentally exposed to drinking water aquifers.  Though such events have been historically rare, companies producing from shale face elevated regulatory, economic, and legal risks due to this practice.

Tax Risk:  The Fund will make distributions that under current law may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  Changes to current law could affect the treatment of distributions. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment.  See “Taxes and Tax Reporting” below and the Statement of Additional Information for additional information with respect to taxes.

Telecommunications Risk: The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology.

Utilities Risk: The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

Fund Performance

The Infrastructure Fund does not yet have a performance history for a full calendar year.  Performance information for the Infrastructure Fund will be provided once it has annual returns for a full calendar year.  Until such time, inception-to-date performance information as of the end of the most recently completed calendar quarter will be available at www.mhifunds.com or by calling the Fund toll-free at 844-MHFUNDS.

Management

Investment Adviser

MHI Funds, LLC

Portfolio Managers – Name and Title	Portfolio Manager of the Infrastructure Fund Since
Lowell G. Miller, Chief Investment Officer, Portfolio Manager	Inception in February 2018
John R. Cusick, CFA, Portfolio Manager/Research Analyst	Inception in February 2018
John E. Leslie, III, CFA, Portfolio Manager/Research Analyst	Inception in February 2018
Michael Roomberg, CFA, Portfolio Manager/Research Analyst	Inception in February 2018
Bryan J. Spratt, CFA, Portfolio Manager/Research Analyst	Inception in February 2018
Gregory L. Powell, PhD, Portfolio Manager/Research Analyst	Inception in February 2018

Purchase and Sale of Fund Shares

For more information, please see When Purchases are Effective.  Minimum and subsequent investment amounts for the Fund are as follows:
	Minimum Initial Investment	Minimum IRA Investment	Minimum Subsequent Investment
Adviser Share Class	$2,500	$500	None
Institutional Class Shares (“Class I”)	$100,000	$5,000	None

General Information

You may purchase and redeem shares of the Fund on any business day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “Purchasing Shares” and “Redeeming Shares” of the Funds’ Prospectus.  Purchases and redemptions may be made by calling 1‑844-MHFUNDS, or by mailing an application or redemption request to the following address:via Overnight or UPS/Fed Ex Delivery

Miller/Howard Funds Trust
 P.O. Box 701
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701

You also may purchase and redeem shares through a financial intermediary.  The minimum requirements may be waived by the Adviser and the financial intermediary.

Tax Information

The Fund normally distributes net realized capital gains, if any, to shareholders annually.  These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax‑deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker‑Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.